Exhibit 99

Q2 2024 INVESTOR PRESENTATION

HYSTER-YALE



ATTACHMENTS



LIFT TRUCKS



FUEL CELLS

BOLZONI AURAMO MEYER | HYSTER | Yale | maximal | SUMITOMO NACCO FORKLIFT | NUVERA FUEL CELLS

Safe Harbor Statement and Disclosure

This presentation includes forward-looking comments subject to important risks and uncertainties. It may also contain financial measures that are not in conformance with accounting principles generally accepted in the United States of America (GAAP).

Refer to Hyster-Yale's reports filed on Forms 8-K (current), 10-Q (quarterly), and 10-K (annual) for information on factors that could cause actual results to differ materially from information in this presentation and for information reconciling financial measures to GAAP. Past performance may not be representative of future results.

Forward-looking information noted in the following slides was effective as of the Company's most recent earnings release and conference call (August 6, 2024). Nothing in this presentation should be construed as reaffirming or disaffirming the outlook provided as of that date.

This presentation is not an offer to sell or a solicitation of offers to buy any of Hyster-Yale's securities.

2

Q2 2024 Quarterly Overview



Hyster-Yale (NYSE: HY)

One company with three businesses, each offering a full line of products and services

1 LIFT TRUCK
Core Business



2 BOLZONI
Attachment Business



3 NUVERA
Fuel Cell Business



FOR EACH BUSINESS
Board of Directors ■ CEO ■ P&L and balance sheet ■ Tailored incentive plans

4

FY ’24 OUTLOOK Significant inventory decrease & Cash flow increase vs. PY Key Takeaways – Q2 2024 5 FINANCIAL OUTLOOK H2 ’24 OUTLOOK Y/Y revenue increase Operating profit moderating slightly vs. strong PY Net income comparable to strong PY IMPROVING FINANCIAL LEVERAGE 51% debt to total capital down 1,300 Bps* vs. PY down 200 Bps vs. Q1 ’24 LOWER BOOKINGS/BACKLOG $380M unit bookings value down 27% vs. Q1 ‘24 $2.6B unit backlog value down 16% vs. Q1 ‘24 IMPROVED RESULTS $1.2B revenue +7% vs. PY $95.6M operating profit +63% vs. PY $63.3M net income +65% vs. PY *Bps: Basis points FY ’24 OUTLOOK Y/Y results increase vs. strong PY HY HY Lift Truck(1) Bolzoni(1) Nuvera(1) Q2 2024 Q2 2023 Variance Q2 2024 Q2 2024 Q2 2024 Revenues $1,168 $1,091 $77 $1,118 $102 $0 Operating Profit (Loss) $96 $59 $37 $103 $4 ($12) Net Income $63 $38 $25 --- --- --- EBITDA(2) $110 $70 $40 $115 $7 ($11) SEGMENTSCONSOLIDATED ($M) Results for Q2 2024 vs. Prior Year 6 ________ (1) These entities are presented on a stand-alone basis, and as such, do not sum to the Consolidated financial information. (2) EBITDA is a non-GAAP measure and should not be considered in isolation or as a substitute for GAAP measures. See non-GAAP explanations and the related reconciliations to GAAP in the Appendix starting on page 66. • Revenue: $1.1B, +8% y/y ‒ Higher average sales prices ‒ Reduced dealer incentive programs • Operating profit: $103M, +65% y/y ‒ Higher product margins ‒ 9.2% operating profit margin o +320 basis points y/y LIFT TRUCK • Revenue: $102M, +6% y/y ‒ Higher sales volumes • Operating profit: $4.0M, down vs. PY ‒ Increased material and freight costs ‒ Higher warranty and employee- related costs BOLZONI • Revenue: $0.2M; down vs. PY ‒ Fewer fuel cell engine sales • Operating loss: increase vs. PY ‒ Higher product development and lease costs NUVERA FUEL CELLS Quarterly Cash and Debt Positions 7 As of 6/30/24: • ~$67M in Cash on hand • Unused Borrowing Capacity of ~$217M • Working capital reduction and cost control focus • Q2 ‘24 dividends paid: $6M; YTD ’24 $12M; FY ‘23 $22M • Working Capital % of Sales: 18%; Target 15% - Inventory efficiency improvements remain a key priority Q2 2024 CAPITAL ALLOCATION 435 51% 30% 40% 50% 60% 70% 80% 100 200 300 400 500 Q4'19 Q2'20 Q4'20 Q2'21 Q4'21 Q2'22 Q4'22 Q2'23 Q4'23 Q2'24 Net Debt Debt to Total Capital % DEBT TO TOTAL CAPITAL IMPROVING VS. Q3 ’22 PEAK ($M) 90 0 50 100 150 200 250 300 350 2024 2025 2026 2027 2028 US EMEA ABL AND TLB MATURITIES 300 225 15(1) ABL(2) TLB(3) ($M) (1) Amortizing principal: ~$2.2M per year (2) ABL: Asset Backed Loan expires June 2026 (3) TLB: Term Loan, final payment due May 2028 No significant near-term ABL and TLB maturities • H2 ’24 revenue increase; operating profit to moderate slightly vs. H2 ‘23 • H2 ’24 net income comparable to strong PY; modest Q3 decline offset by Q4 ’24 improvement • FY ’24 results improvement over strong PY and Q1 ’24 guidance 8 Consolidated Net Income Comparable to Strong Prior Year H2 2024 Outlook • Revenue decrease vs. H2 ‘23 - Legacy products phasing out - Increased y/y sales of higher- margin attachments • Modest operating profit increase vs. H2 ‘23 - Higher gross profit partly offset by increased operating costs • Revenue increase vs. H2 ‘23 - Shipment of higher-priced backlog • Market share gains • Modestly lower operating profit vs. strong H2 ‘23 - Strong unit product margins o Tempered by higher material + freight costs - Higher operating expenses LIFT TRUCK BOLZONI NUVERA FUEL CELLS HY, Inc. • Revenue increase vs. H2 ‘23 - Higher shipments • Lower operating loss vs. H2 ‘23 - Sales increase combined with operating expense decrease

Company Overview & Strategy Image Placeholder Use same image as slide 1; blend of all brands/solutions 10 One company with three businesses, each offering a full line of products and services Hyster-Yale (NYSE: HY) LIFT TRUCK Core Business 1 BOLZONI Attachment Business 2 Revenues $4,253 Operating Profit $287 Net Income $176 EMEA 18.6% JAPIC* 4.5% Americas 72.3% Bolzoni 4.6% NUVERA Fuel Cell Business 3 CONSOLIDATED FINANCIALS SALES BY SEGMENT2024 LTM *JAPIC: Japan, Asia Pacific, India, China **2024 LTM: Last Twelve Months as of 6/30/24 ($M) 2024 LTM** ~0% Nuvera 11 Vision: LIFT TRUCKS FUEL CELLSATTACHMENTS Transformation focused on reducing impact of material movement on people, environment and the economy driven by the imagination and creativity of our team Transforming the way the world moves materials from Port to Home We make our customers two promises Mission: Providing Optimal Solutions and Excellent Customer Care 12 • Understand customers’ applications and needs for equipment/power options • Provide optimal solutions • Enhance customer productivity at lowest cost of ownership OPTIMAL SOLUTIONS • Never let customers down • Engagement and solutions through lifecycle • Increase value in solutions offerings CUSTOMER CARE Integrity • Commitment • Accountability • Respect • ExcellenceI-CARE Values

Lift Trucks are Integral to Our Lives

Products are handled numerous times by a forklift before they reach the end customer



Cotton T-Shirt
Forklift Usage Estimates
Cotton
Textile
Product
Customer
Retail
Warehouse
Port
23
POTENTIAL FORKLIFT TOUCHES
Building Lumber
Forklift Usage Estimates
Timber
Logs
Building Site
Supply Store
Lumberyard
14
POTENTIAL FORKLIFT TOUCHES

13

Global Leader in Material Handling Solutions

Serving customers globally, regionally and locally using an industry- and customer-focused approach



- Lift Truck Production & Parts
- Lift Truck Design
- Bolzoni Production & Design
- Nuvera Production & Design

GLOBAL EMPLOYEES
- Lift Truck: 7,200
- Bolzoni: 1,200
- Nuvera: 200

GLOBAL INDUSTRY COVERAGE
- Industry application focus
- Full-range of classes 1 to 5 lift trucks
- Integrated technologies
- Full-range of attachments and power options, including fuel cells

REGIONAL OPERATIONS
- Focused design centers
- Regional production and parts centers
- ~100,000 trucks sold per year

LOCAL SALES & SERVICE*
- HY and capable dual-brand dealers' business models aligned
- Entrepreneurial customer-focused dealers
  - ~3,400 sales professionals
  - ~10,800 technicians

*Detailed information on number of dealers available in appendix on page 74.

14

Global Mega Trends Accelerate Growth

Long-term growth rates supported by market shifts and HY's unique capabilities

TECHNOLOGY SOLVING CHALLENGES

PRODUCTIVITY
Industry-specific approach to application challenges

EMPLOYEE SAFETY
Operator Assist and AGVs*

LABOR SHORTAGES
Automation



H2

ELECTRIFICATION
Fuel cells and smart batteries

INFORMATION AS A SERVICE
Telemetry and data services

LOW-COST COMPETITION
Modular, scalable platforms

* Automated Guided Vehicles

Lift trucks increasingly impact every aspect of our lives

15

100+ Years of Leading Innovations and Operational Excellence

Full Range of Products, Power Options and Solutions

~2,500 lbs — CAPACITY — 100,000+ lbs

ELECTRIC			INTERNAL COMBUSTION (ICE)		CLASS 1	CLASS 5
CB*	WAREHOUSE EQUIPMENT		COUNTERBALANCED		BATTERY/FUEL CELL	ICE
CLASS 1	CLASS 2	CLASS 3	CLASS 4	CLASS 5	BIG TRUCKS: 8 to 52 TON	



*CB: Counterbalanced trucks



Technology Solutions
Electric/Hydrogen
Internal Combustion (ICE)
Power Options
Multipallets
Clamps
Forks
Rotators
Attachments

16

Unique Business Model

Efficient capital deployment targeting high returns



HYSTER

CAPITAL EFFICIENT INVESTMENTS:
- Modular, scalable product platforms
- Manufacturing footprint optimization
- "Center of Gravity" suppliers

Focus on investments in areas of expertise over investments that require high capital carrying costs



OPTIMIZE CAPITAL DEPLOYED:
- Independent dealer network
- Independent suppliers
- Financing arm (joint venture)

FINANCIAL TARGETS

>20% ROTCE*

7% operating profit margin Lift Truck + Bolzoni

15% Working capital as % of sales

*ROTCE: Return on Total Capital Employed

HYSTER-YALE 17

Operating Structure Optimized to Deliver Customer-Centric Solutions Through Our 3 Businesses

CUSTOMERS
- Global
- Full product line
- Solve biggest pain points
- Optimal Solutions
- Customer Care

DISTRIBUTION
- Exclusive, independent dealers
- Direct sales to major accounts
- Focus on:
  - Share growth
  - Capturing full customer potential

INTERNAL CAPABILITIES
- Modular, scalable platforms
- "Center of gravity" suppliers
- Optimized manufacturing footprint
- Customer-focused aftermarket infrastructure

Disciplined people, thought and action

HYSTER-YALE 18

Well-Defined, Long-Term Strategies Across All Businesses

Service plus technology capabilities enhance the core and accelerate performance

ENABLE STAKEHOLDERS' SUCCESS
- Customers
- Dealers
- Suppliers
- Employees
- Shareholders

GROWTH IN CORE
- Growth through our Economic engine
  - Consistent, pressure tested roadmap for GDP+ increases
- Growth through industry expansion

ENHANCE COMPETITIVE ADVANTAGE
- Evolutionary Service solutions enhance core growth
- Revolutionary Technology solutions accelerate growth
- Accretive to core GDP+ growth

POSITION FOR FUTURE GROWTH
- Accretive capital allocation
- Investing in strategic initiatives
- Commercializing fuel cell technology

Management incentives aligned with long-term value creation and shareholder success

HYSTER-YALE 19

Our Economic Engine Drives Compounding Growth

Five core strategies to transform HY's competitiveness, market position and economic performance over time, each supported by strategic projects



Worldwide Distribution Strength to Drive **Market Share**
Geographic and Product Balance
Volume **Economies of Scale**
Provide lowest cost of ownership, while enhancing productivity for customers
Be the leader in independent distribution
LIFT TRUCK BUSINESS
Be the leader in the delivery of industry- and customer-focused solutions
Adaptable, agile, problem-solving business
NUVERA
Be a leader in fuel cells and their applications
BOLZONI
Be the leader in the attachments business
Parts and Service Volume
Large Lift Truck Population in Service
Specific Corporate, Lift Truck, Bolzoni and Nuvera Projects

HYSTER-YALE 20

Strategically Focused with Disciplined Execution

Connecting strategies to key projects within our businesses to achieve growth objectives

PROJECTS FOR

REVENUE GROWTH



- Modular, scalable products
- Solutions-based industry approach

Market Growth & Technology Innovation

PROFIT GROWTH



- Pricing
- Technology solutions
  - Automation
  - Green energy

Commercial Discipline & New Products

CASH GENERATION



- "Center of gravity" suppliers
- Manufacturing footprint optimization
- WC* efficiency

Capital Efficiency & Supplier Optimization

CAPITAL DEPLOYMENT


HYSTER
Yale

- Independent distribution
- Partner collaboration

Smart Investments

*WC – Working Capital

HYSTER-YALE
21

Our Superpower, Easy to Understand, Hard to Replicate

Sustainable competitive advantage through disciplined, global cross-functional projects


HYSTER
EDISON AWARDS
SILVER
2022 WINNER

THICKET OF ACTIVITIES	CULTURE	MOMENTUM	SYSTEMATIC ACCOMPLISHMENTS
Cross-company projects	Discipline, problem solving	Synergistically accelerating results	Mission driven, relentless

HYSTER-YALE
22

1 Company, 3 Synergistic Businesses

Executing on growth strategies with a margin and cash emphasis

Central & Regional Structure • Modular, Scalable Platforms • Industry Approach & Solutions

Technology to Address Customers' Challenges • Leverage the HY Distribution Network


Yale

LIFT TRUCK



BOLZONI


POWERED BY NUVERA
HYSTER

NUVERA FUEL CELLS

HYSTER-YALE
23

Long-Term Financial Objectives



HYSTER-YALE

REVENUE GROWTH GDP ++ • Global market expansion • Solution and asset- based selling • Technology as a service • Fuel cell adoption for electrification OPERATING PROFIT MARGINS 7% Sales • Modular and scalable vehicles • Pricing agility • Technology solutions • Fixed cost optimization WORKING CAPITAL 15% Sales • Supply chain and operations optimization • Advanced information systems • Inventory efficiency focus ROTCE >20% • Increased and consistent operating profits • Accretive capital allocation • Efficient capital base 25 Lift Truck & Bolzoni contributing meaningfully to meeting long-term targets Strategy Execution Accelerating Progress + + = 26 Achieve long-term targets, sustain performance, intensify cash flow focus Significant Opportunities for Lift Truck & Bolzoni Revenue Working Capital % Sales(1) Operating Profit Margins ROTCE(1) ACHIEVE TARGETS • Modular, scalable products • Industry-specific solutions • Pricing agility and cost management • Optimized production and supply • Advanced technologies and services SUSTAIN PERFORMANCE • End markets grow with global consumption • Leadership in high-value product automation and fuel cells • Optimized cost structure absorbs business cyclicality • Efficient supply chain minimizes inventory transit • Investment discipline over efficient asset base 0 2,000 4,000 6,000 2020 2021 2022 2023 Q2 '24 LTM Future GDP++ $M (6%) (4%) (2%) 0% 2% 4% 6% 8% 7% Target (30%) (20%) (10%) 0% 10% 20% 30% Sustain at 20%+ Note: 2021/2022 results negatively impacted by global supply chain disruptions (1) Working Capital Percentage of Sales and ROTCE are non-GAAP measures and should not be considered in isolation or as a substitute for GAAP measures. See non-GAAP explanations and the related reconciliations to GAAP measures in the Appendix starting on page 66. 2020 2021 2022 2023 Q2 ‘24 Future LTM 2020 2021 2022 2023 Q2 ‘24 Future LTM 0% 5% 10% 15% 20% 25% 2020 2021 2022 2023 Q2 '24 Future 15% Target 27 Generating consistent cash flows at Lift Truck and Bolzoni and making disciplined investments Accretive Capital Allocation Framework Efficient Fixed Cost Utilization Effective Working Capital Management Capital Productivity Reduce Leverage Fuel Growth and Efficiency Acquire Capabilities Routine Debt Service Maintenance CapEx ~ equal to depreciation Research and Development product line evolution Reliable Dividends reflect business confidence Strong Operating Cash Flow Excess Free Cash Flow Consistent use of Cash Focus on balance sheet strength and flexibility ROTCE Goal: >20% Additional Shareholder Return Nuvera Funding Rising core financial performance enhanced by fuel cell growth business Our Path to Long-Term Value Creation Operating Profit & Margin $287M / 6.7% Revenue $4.3B Cash from Operations $126M Q2 ‘24 LTM Operating Profit & Margin >$350M / 7% Revenue >$5B Cash from Operations >$300M Future ROTCE >20% Revenue Growth GDP++ Operating Profit 7% Sales Working Capital 15% Sales is a Valuation Multiplier • A leader in the emerging hydrogen economy • On path to volumes that support break-even results • Significant partnership opportunities 28 CORE +

29 Innovative, Disciplined, Long-term focused Company HY - A Solid Long-Term Investment Option • Established industry provides consistent growth potential • High barriers to entry • Profit generation from new products / technology and market penetration • Strong operating cash generation potential • Venture / technology industry provides significant growth opportunities • Next generation technology / patents in fuel cell • Building for the future • Focused on increasing revenues near term • Combining innovation and discipline to create strong outcomes INCREASING SHAREHOLDER VALUE FUEL CELL BUSINESS LIFT TRUCK & ATTACHMENT BUSINESS TECHNOLOGY-ENABLED MATERIAL HANDLING SOLUTIONS Solving our customers’ most difficult problems 30 Focused business portfolio and capabilities for long-term growth Overall Investment Thesis ATTRACTIVE GLOBAL MARKETS Support solid long-term growth potential in our 3 businesses STRONG FINANCIAL RESULTS Drive accretive capital allocation HYDROGEN FUEL CELL SOLUTIONS Diverse portfolio of energy efficient products Lift Truck Business Transforming the way the world moves materials from Port to Home 32 Diversified across regions and product classes Improved Lift Truck Business Financial Performance 2.7 2.9 3.4 3.9 4.1 2020 2021 2022 2023 Q2 '24 Lift Truck Revenues • Strong growth trend • Significantly improved margins • Improving cash flow trend Unit Revenue by Class 25% Class 1 Electric 10% Class 2 Electric 6% Class 3 Electric 11% Class 4 ICE Class 5 ICE 48% Operating Profit Margin 3.2% (3.0%) (0.3%) 5.9% 7.7% (4%) (2%) 0% 2% 4% 6% 8% 2020 2021 2022 2023 Q2 '24 Target 7% Source: Company LTM 6/30/24 Unit Revenues ($B) LTM LTM

Industrials 22% Full-line global lift truck manufacturer serving a broad group of end markets 16% Service, Rental & Other Electric Units Aftermarket 6% Independent Dealers 33 Revenue Diversification 2023 Lift Truck Sales by Product _____________________ (1) Includes Big Truck sales that represent 10% of total sales. (2) Represents Hyster-Yale North American Lift Truck unit shipments by industry. 2023 Retail Lift Truck Shipments by End Market(2) (1) 2023 Lift Truck Distribution Channel Mix 81%19% Major Accounts Food and Beverage 16%37% Retail and Durable Goods Logistics 25% ICE 46% 32% Large installed lift truck base drives parts sales ~ 1,008K units @ 12/31/23 1,094 1,100 1,182 1,395 1,538 1,507 1,638 2,341 2,183 2,088 1,908 0 300 600 900 1,200 1,500 1,800 2,100 2,400 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Est. FY24 CAGR (2014 – 2024) = 6% (units in thousands) Global Lift Truck Industry Size* including China _____________________ Trend line including China represents 6% 11-year CAGR Average Industry Size. Trend line excluding China represents 3% 11-year CAGR Average Industry Size. Source: WITS*. Represents annual order intake through 3/31/24. ** Estimate: FY24 based on WITS information through 3/31/24 and company estimates. WITS Industry Data reported one quarter in arrears. Market linked to worldwide movement of all goods Global Lift Truck Industry Industry Units by Class 18% Class 1 Electric 6% Class 2 Electric 50% Class 3 Electric 1% Class 4 ICE Class 5 ICE 25% _____________________ Source: WITS*. 3/31/24 Orders Reports ICE = Internal Combustion Engine Americas EMEA Asia-Pacific China 34 Estimate** 820 858 905 1,010 1,095 1,027 982 1,499 1,427 1,252 1,042 0 300 600 900 1,200 1,500 1,800 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Est. FY24 Global Lift Truck Industry Size* excluding China Estimate** (units in thousands) CAGR (2014 – 2024) = 3% Chart shown at right excludes Chinese market in all periods presented. Chinese market consists substantially of Chinese OEMs selling within China which is not reflective of HY’s primary customer base. Class 1* 23% Class 2* 11% Class 4* 8% Class 5* 51% _____________________ Source: Company: FY 2023 Unit Revenues Class 1* 28% Class 2* 13% Class 3* 13% Class 5* 43% EMEA 31% Americas 32% China 19% Estimated Industry Revenue Mix Diversified across regions and product classes Lift Truck Revenue by Geography and Class Industry Unit Revenue by Geography _____________________ Source: Internal Company estimates through 12/31/2023 ________________ Source: Internal Company estimates through 12/31/2023 HY Unit Revenue by ClassIndustry Unit Revenue by Class Estimated Industry Revenue Mix HY revenue mix weighted toward the Americas HY revenue mix weighted toward higher-priced Class 4 & 5 units 35 Americas 76% EMEA 20% *Note: Class 1, 2, 3 - Electric Class 4, 5 – ICE (Internal Combustion Engine) Takeaway 18% Asia-Pacific / Japan Class 4 3% 7% Class 3* HY Unit Revenue by Geography _____________________ Source: Company: FY 2023 Unit Revenue Note: Units sold direct by SN JV are not included China 1% 3% Asia-Pacific / Japan 36 Growth Potential On Top of GDP+ Market Robotics Modular, Scalable Operator Assist Installation, Commissioning Telematics Electrification Warehouse Engineered Solutions Independent Dealers Fleet & Consulting Connected Lift Trucks Customer Care (HYCare) Subscription Support Breadth Exclusive Features Scalability Integrated Solutions Modular Design Hyster-Yale Competitive Advantages Evolutionary advantages enhance the core • Revolutionary shifts accelerate performance Evolving capabilities align with market growth elements Lift Trucks (Core Products) Economic Engine GDP+ Revolutionary GDP++ Core Lift Truck Products Technology to Enhance User Outcomes Services Provided to Customers Evolutionary

Key Opportunities for Market Share Growth

Leverage global capabilities to achieve share potential across markets

Lift Truck Market Penetration



Total Market Size
China(1) Market
Growth Opportunity
Americas
EMEA
JAPIC
Hyster-Yale
Others

REGIONAL GROWTH POTENTIAL

- Modular, scalable products fit for region
- Globally enhanced sales process & capabilities
- Strengthening *AsOne* distribution
- Focused leadership, talent and organization

Americas Warehouse vs. Industrials



Total Market Size
Growth Opportunity
Warehouse
Industrials
Hyster-Yale
Others

INDUSTRY GROWTH POTENTIAL

- New warehouse-focused Yale® branding
- Specialization + emerging technology solutions
- Evolving electrification capabilities
- Enhanced industry focused coverage

(1) Majority of China market dominated by Chinese OEMs – not readily accessible to non-Chinese OEMs

Source: WITS shipments* data LTM 12/31/23 and Company shipments LTM 12/31/23
WITS shipments data available 6 mos. in arrears.

HYSTER-YALE 37

Expanding Solutions Address Global Industry Requirements

Enhancing competitive capabilities through product breadth, scalability and technology

BREADTH



Complete product range to serve nearly every application

MODULAR / SCALABLE PLATFORM



Simplifies operations; maximizes configurability; generates enhanced profits

ELECTRIFICATION



Rapidly adding electrification power options for all models to support zero emissions

EMERGING TECHNOLOGIES



Practical innovations across platforms simplify adoption

HYSTER-YALE 38

Core Product Strategy – Modular & Scalable Platforms

Delivering right truck/function at right price for every application

- 9 modules; commonality enables design, assembly and parts synergies
- Modules scaled up/down with interchangeable price/function/value components

Supply Chain & Manufacturing Optimization

- Concentration/growth of global sourcing partners
  - Goal: est. 70% supplier reduction over next 4 years
- Transition to localized supplier managed inventory and production
  - JIT* sequenced assemblies to reduce working capital
- Standardized global tools/processes drive manufacturing agility/configurability
- Technology/automation optimize labor, safety and performance
- Global core production capabilities/capacity optimize cost

Provides increased market share, profitability, cash efficiency & improved working capital levels

Modular, Scalable 2- to 3.5-ton ICE** Truck Shipments Accelerating



Americas
EMEA
JAPIC (1)
0.3%(2)
2%
6%
8%
2021
2022
2023
Q2 '24 LTM

(1) Shipments began late Q1 '24; 30 trucks shipped as of 6/30/24. Product line available in value/standard/premium configurations.
(2) Percentages represent modular, scalable shipments as % of total

*JIT: Just in Time
**ICE: Internal Combustion Engine

HYSTER-YALE 39

Solving Customers' Problems with Emerging Technology Solutions

Technology advancements and innovation driving breakthrough results



DATA ANALYTICS

Telemetry data helps improve operator safety, TCO* and productivity

75,000+
Active units

Projected Growth 7%+
per year**



SMART MACHINES

Operator assist systems help reduce incidents and damage; lowers TCO

6,000+
HY units in field

Projected Growth 20%+
(7-year CAGR)**



FULL AUTOMATION

Robotic lift trucks lower labor costs, product damage and TCO

500+
HY units in field

Projected Growth 25%+
(7-year CAGR)**



ZERO EMISSIONS (ZE)

Lithium-ion & Hydrogen Fuel Cells open path to decarbonization

< 100 units
ZE Heavy-Vehicle units in field

Projected Growth 50%+
(7-year CAGR)**

Digitization • Automation • Decarbonization

*TCO: Total Cost of Ownership
**Source: Internal company estimate.

HYSTER-YALE 40

Major Electrification Projects

Key projects, primarily with Port operators, capitalizing on advancements in electric powertrains for applications where traditionally internal combustion engine equipment dominated.

Projects are helping customers meet port-equipment decarbonization regulations/requirements:

- Currently operating electrified fuel cell materials handling equipment:
  - Container Handler at Port of Los Angeles, USA
  - Reach Stacker at Port of Valencia, Spain
  - Terminal Tractor at Port of Hamburg, Germany
- Expected 2024 delivery of electrified fuel cell Empty Container Handler at Port of Hamburg
- 10 zero-emission battery-powered terminal tractors sold to APM Terminals for Port of Mobile, USA
- Exploring options for additional electrification projects in European Union and United States

Above list is based on current information and subject to change

HYSTER-YALE
41

Upcoming Product Launches

Expected Launches in H2 2024:

- New modular 2- to 3.5-ton Pneumatic ICE Standard & Premium Configurations AP region / Value Configurations for AM & AP regions
- New modular 1-2.0 ton pneumatic and 2- to 3.5-ton cushion products for AM & EMEA regions
- Localization of 10-18 Ton counterbalanced ICE truck for China and AP regions
- New Outdoor Moving Mast Reach Truck EMEA region
- New 2-ton Platform Pallet Truck Standard Configuration for AP region
- New entry lever stacker 1.2 ton for all regions
- Targeted introductions of internally developed, modular automated trucks for AM region
- Expand options for Hyster® UT, Yale® UX, and Maximal-branded lift trucks for global regions

Above list is based on current information, actual launch timing dependent on markets and customers

HYSTER-YALE
42

Evolution of Automation Journey

Infrastructure independent & flexible solution to reduce labor costs and Total Cost of Ownership

Original Partner Solutions


Horizontal
Vertical

Automated truck options introduced in 2016

PILOT PROGRAM:
Consumer Goods Company



596 Robotic REACH TRUCKS | 12 SITES

OPERATIONAL SITE PROFILE

BEFORE	AFTER
30 manual trucks	40 robotic trucks
60 lift truck operators	8 lift truck operators

Internally Developed Automation



- Testing internally developed automated trucks at customer locations
- Co-developing additional robotics software for automated lift trucks with technology-service provider

43

Leveraging Independent Distribution to Win

Delivering exceptional customer experience while increasing capital efficiency

Independent DISTRIBUTION Model

SYNERGY
- Differentiated *AsOne* value to customer
- OEM and dealer aligned business models
- Optimizes long-term strategy and agility

DEALER
- Exclusive, independent distributors worldwide
  - Working to increase dual-branded dealerships as markets mature
- Entrepreneurial customer focus
- Investment in dealer/retail excellence

HYSTER-YALE
- Coordination of dealer and major account coverage
- Commercial leadership and enablement
- Solution-focused capital investments
- High return on total capital employed

HYSTER-YALE
44

Winning in the Warehouse Sector

Leveraging People, Process and Systems to Drive Success at Long-Time HY Target

CUSTOMER PROFILE:

- Large durable goods manufacturer and retail distributor
- 50 distribution centers + 20 manufacturing centers
- 3,000 truck fleet: warehouse reach trucks, order selectors +3-wheel stands

CUSTOMER GOAL
"Right truck at the right time"

HYimpact: Sales process to win deal	HYCare: Customer care approach used to deliver value	Retention/ building brand loyalty
• Customer engagement at senior leadership level • HY & dealer bid collaboration • Solve customer problems with right truck at right time	• Utilized HYCare to address implementation concerns: – "Change is hard" – Truck configurations new to operators	• Focused on goal of "never letting the customer down"

TAKEAWAY:
- Won vs. competitor; customer ordered 393 trucks
- According to customer - gave them "exactly what they needed"

HYSTER-YALE 45

Lift Truck Business is the Core Platform for Delivering Value

Vehicle for high-margin solutions and service growth

Key Takeaways

- Experienced, global market leader
- Mature lift truck industry provides core platform for growth
- GDP+ market growth with HY share upside potential
- Strategically positioned for profit expansion across business



HYSTER-YALE 46

Bolzoni Attachments

Transforming the way the world moves materials from Port to Home



BOLZONI AURAMO MEYER

Bolzoni Attachments are Critical to Productivity Solutions

Award-winning Attachment Business makes HY a leading player in the industry



ONE COMPANY BOLZONI THREE BRANDS

Focused on serving lift truck OEMs* and other attachment customers using an industry approach and dealer collaboration

*OEM: Original Equipment Manufacturer

BOLZONI AURAMO MEYER 48

Operating Profit Margin 0.4% (0.5%) 1.7% 4.1% 3.4% (2%) 0% 2% 4% 6% 8% 2020 2021 2022 2023 Q2 '24 Net Sales by Product Line Diversified across regions and product classes Accelerating Financial Performance 49 Net Sales • Strong recovery and attachment growth post-2020 • Growth moderated by lower legacy transmission and axle sales to Lift Truck business Target 7%284 348 356 375 379 2020 2021 2022 2023 Q2 '24 53% Attachments 2% Lift Tables 8% Forks 37% Legacy Components Source: Company LTM 6/30/24 Unit Revenues ($M) LTM LTM Bolzoni Attachment Market Penetration* Leveraging high-quality products and deep industry experience Significant Global Growth Opportunities 50 EMEA Americas JAPIC To ta l M ar ke t Si ze Bolzoni Others AREAS OF FOCUS EXPANDING MARKET SHARE • Americas and JAPIC markets • Products well aligned with market segment needs • Increased sales and marketing capabilities INDUSTRY FOCUS • One company, 3 brands serving multiple industries • Well-respected brands in many industries • Innovative, high-quality products sold across geographies, major OEMs and industries PRODUCT DEVELOPMENT, NEW TECHNOLOGIES • Economic trends, customer challenges and automation driving need for technology enhancements Growth Opportunity *Internal company estimates GROWTH AUTOMOTIVE & 3PL* Preferred supplier of high-performance rotating tire clamp in growth industries PULP & PAPER Auramo Paper roll clamps well-respected industry brand HOME APPLIANCES Bolzoni High-tech carton clamp helps reduce product damage BEVERAGE Meyer Innovative double-pallet handler • Industry-standard • Productivity multiplier Leveraging high-quality, respected brands and products in growth industries 51 Driving Growth, Industry by Industry *3PL: Third-Party Logistics • Easy-Connect Product range introduced with advanced technologies for smart logistics and Internet/Wi-Fi-enabled options • Home Appliance (HA) Telescopic clamp introduced in 2024. Designed to easily handle home appliances and less than one pallet loads in confined spaces. Solving customers’ challenges through product and technological development Product Development Focus Feeds Growth 52 Sales growth Research & Development solving challenges New products / technology developed Customer input: new handling- application needs • AGVs growing in specific industries • Collaborating with AGV manufacturers for integrated attachments Future Development Recent Product Launches HA Telescopic Clamp

Winning at Global Appliance Manufacturer

TARGETED ACCOUNT:
- Global household appliance manufacturer
- 8 production locations in EMEA
- 200 carton clamp fleet; 15-20% replaced/year
- Account served by competitor

①

FDC 5 HOURS ---→ CUSTOMER ←--- RDC 24 HOURS

3 MAIN AREAS FOR IMPROVEMENT:
- Performance discrepancy between FDCs* and RDCs** – impacting brand reputation
- High product damage at RDCs = high costs
- Limited fleet performance monitoring

②

HOW BOLZONI WON:

③

KNOWLEDGE of customer's facilities

CLAMP CUSTOMIZATION Designed to exact spec.

UNDERSTANDING customer needs

PROCESS STANDARDIZATION to prevent **damage /** increase **productivity**

BOLZONI'S WINNING PACKAGE:
- Thin-arm, wide-opening, intelligent + connected clamps
- Clamps provide:
  - Faster container loading/picking of bulkier units
  - Ability to increase efficiency/reduce damages
  - Total fleet performance monitoring



④

*FDCs - Factory distribution centers
**RDCs - Regional distribution centers run by 3PLs

HYSTER-YALE | BOLZONI AURAMO MEYER 53

Clear Path to Achieving Profitability Goals

Substantial opportunities to reach consistent profitability at target margin

Addressable Market Growth
- New attachment products
- Increase Americas and JAPIC market participation and share

Product Margin Expansion
- Increase in higher-margin, technologically-advanced products expected

Improved Efficiencies Create Synergies
- One company, 3 brands allows for an agile, unified market approach

Strong OEM Relationships Diversify Revenue
- Sell to HY and other leading OEMs

OEM Top Customers



FY 2023*
34% OEM 1
26% OEM 2
22% OEM 3
13% OEM 4
5% Other OEM

*Excludes cylinder sales to HY

HYSTER-YALE | BOLZONI AURAMO MEYER 54

Bolzoni, a Strategic Multiplier for HY

ENHANCES HY VALUE CREATION

- Sell to Everyone; deepen and diversify relationships
- Disciplined execution and operational efficiencies
- Working capital and cash improvements focus
- Enhance HY market penetration opportunities in EMEA
- Developing future talent to sustain business fundamentals
- Growth and margin expansion support HY goals
- Completes HY solution

Key Takeaways
- Expanding market presence outside Europe
- Investing in customer-driven product innovation
- Accelerating financial results with ongoing margin expansion opportunities

HYSTER-YALE | BOLZONI AURAMO MEYER 55

Nuvera Fuel Cells

Transforming the way the world moves materials from Port to Home



NUVERA
NUVERA

HYSTER-YALE | NUVERA FUEL CELLS

Hydrogen-Fueled Solutions are a Competitive Advantage in Key Heavy-Duty Applications

Nuvera Fuel Cells makes HY a leading player in zero-emission power products


NUVERA E-60

NUVERA® FUEL CELLS

Focused on fuel cell engines and systems for limited niche, heavy-duty fuel cell engines for heavy-duty vehicle applications. Fuel cell adoption has high potential to grow where batteries are a sub-optimal solution.

HYSTER-YALE | NUVERA® FUEL CELLS 57

Long-Term Market is Immense, Adoption Rate has Slowed

Nuvera Fuel Cells focused on scalable products capable of broad market applicability

- Market growth behind expectations due to hydrogen infrastructure gaps and development timing of electrified heavy-duty vehicles
- Nuvera targeting early adopting customers and regions worldwide
- Nuvera products' modularity enables use in new end-markets:
  - Mobile / Stationary Power
  - Heavy Duty
  - Marine


Nuvera Products
Key end-markets
End-markets (estimated for 2030)
Material handling
Market size $0.3b
Commercial transport
Market size $20b
Other heavy-duty vehicles
Market size $0.3b
Marine
Market size $0.4b
Stationary power
Market size $6b
Rail
Market size $0.3b
Automotive
Market size $59bn
Total potential consolidated addressable market:
~$28b
<3 Wheel
Aviation
Space
Potential upside

HYSTER-YALE | NUVERA® FUEL CELLS 58

Hydrogen Availability Increasing; Remains an Industry Bottleneck

Demand Growth has Outpaced Current Availability

- Hydrogen / fuel cells being aggressively supported by governments
- Hydrogen infrastructure development accelerating globally
- Cost and operational challenges decreasing with growing availability


($B)
Global hydrogen supply projects announced as of October 2023
~$570B of projects announced
193
85
75
68
54
35
32
22
9
Europe
Latin America
Oceania
N. America
Middle East
China
Africa
India
Rest of Asia

Source: *Hydrogen Insights 2023 December Update* - latest update on the global hydrogen economy from the Hydrogen Council and McKinsey & Company

HYSTER-YALE | NUVERA® FUEL CELLS 59

Nuvera Fuel Cells is Focusing on Growth Opportunities in Target Markets

Increasing number of applications of Nuvera's fuel cell engines worldwide


PORT EQUIPMENT
STATIONARY & PORTABLE
MARINE
OFF-ROAD
ON-ROAD

PORT EQUIPMENT	STATIONARY & PORTABLE	MARINE	OFF-ROAD	ON-ROAD
• Terminal Tractor	• Stationary Power	• Water Taxi	• Wheel Loader	• Refrigerated Delivery Truck
• Reachstackers	• Power Generator	• Marine Power Pack	• Mining Truck	• Semi-truck
• Top Loader	• Mobile Power Station	• Modular Power Pack	• Shunt Locomotive	• 10.5m / 9m Bus
• Port Cranes	• Power Pack	• Auxiliary Power	• Forklift Trucks	• Prototype Car
	• EV Rapid Charger			• Refuse Truck

HYSTER-YALE | NUVERA® FUEL CELLS 60

Nuvera Fuel Cell Engines: Major Engagements/Projects

Nuvera in the field

Operational Nuvera® engines

PORT VEHICLES & EQUIPMENT



Top Loader
E-45 twin
US



Reachstackers
E-45 twin
Germany / Spain



Terminal Tractor
E-45
Germany

3rd-Party engine test collaborations in port applications: Los Angeles (USA), Valencia (Spain), and Hamburg (Germany)

ON/ OFF-ROAD



10.5m Bus /



Wheel Loader

Demonstrations underway in China in 2024

ENGINE



New larger 125kW fuel cell engine for heavier-duty applications projected available in 2025

MARINE



Marine Power Pack
E-60 twin
Netherlands

Helinor Energy project: energy solutions for maritime applications

STATIONARY & PORTABLE POWER GENERATION



Power Pack
E-60
Houston



Mobile Genset / EV Rapid Charger
E-60
US

Customer collaboration to develop modular fuel cells for stationary and mobile generator applications

HYSTER-YALE | NUVERA FUEL CELLS
61

Building a Success Story Through Partnership

IDENTIFIED MARKET NEED	• Grid limitations for clean energy transition • CARB* zero-emission generator mandates begin in 2028 • Battery limitations becoming evident • Hydrogen's value proposition: – Energy density advantage over batteries
PARTNERSHIP NUVERA FUEL CELLS Pii POWER INNOVATIONS INTERNATIONAL LITEON GROUP	• Partnering with Pii**, global power electronics leader, to build multifunctional EV charger & genset • Prototype debuted at Alternative Clean Transportation (ACT) Expo in Las Vegas (May 2024) • Pii building first units, transitioning production to Nuvera
TARGETED USE CASES	Municipalities · Construction · Film Industry · Events



Prototype genset (a portable power supply source consisting of an engine and generator) debuted at ACT Expo

*CARB – California Air Resources Board
**Pii – Power Innovations International

HYSTER-YALE | NUVERA FUEL CELLS
62

Revenue Prospects Beginning to Strengthen

CUSTOMER COMMERCIALIZATION	3-6 mos. EXPLORATION: Decision to use Fuel Cells	2-3 mos. PROPOSAL: Decision to use Nuvera	6-12 mos. BUILD: Fuel Cell Integration	3-12 mos. TEST: Test Demo Unit	6-12 mos. SCALE: Purchase at First Series Volume
Americas	20	5	3	1	--
EMEA	27	21	6	2	2
JAPIC	34	10	3	3	1
TOTAL ACTIVE CUSTOMERS	81	36	12	6	3

May 2020 – 2 active customer engagements
June 2024 – 125 active customer engagements

Ongoing product demonstrations in over 20 applications

HYSTER-YALE | NUVERA FUEL CELLS
63

Nuvera Fuel Cells is a Strategic Multiplier for HY

Step Change in emission-free powertrain solutions

Key Takeaways

- Clean power source for 20+ applications today
- HY Lift Trucks successfully electrified 4 HD models with Nuvera® Fuel Cells
- Expanding fuel cell engine portfolio & services
- Increasing number of addressable markets
- With Nuvera Fuel Cells, HY is a leader in emission-free powertrain solutions


POWERED BY NUVERA

HYSTER-YALE | NUVERA FUEL CELLS
64

Appendix

Non-GAAP Disclosure

Working capital percentage of sales, Return on total capital employed and Adjusted EBITDA are not measurements under U.S. GAAP, should not be considered in isolation or as a substitute for GAAP measures, and are not necessarily comparable with similarly titled measures of other companies. Hyster-Yale defines each as the following:

- Working capital percentage of sales is defined as net working capital as a percentage of revenue. Net working capital is defined as accounts receivable plus inventories less accounts payable.
- Return on total capital employed ("ROTCE") is defined as net income (loss), as reported, before interest expense, after tax, divided by average capital employed. Average capital employed is defined as average stockholders' equity plus average debt less average cash.
- Consolidated Adjusted EBITDA is defined as income (loss) before goodwill and fixed asset impairment charges, income taxes and noncontrolling interest plus net interest expense and depreciation and amortization expense. Adjusted EBITDA for the segments is defined as operating profit (loss) before goodwill, fixed asset and other intangible assets impairment charges plus other income (expense) and depreciation and amortization expense.

For reconciliations from GAAP measurements to non-GAAP measurements, see the following pages.

66

Working Capital Percentage of Sales Calculation

	2020	2021	2022	2023	Q2 '24
Accounts receivable	$412.1	$457.4	$523.6	$497.5	$578.7
Inventory	509.4	781.0	799.5	815.7	790.7
Accounts payable	(428.1)	(541.4)	(607.4)	(530.2)	(513.5)
Net Working Capital[1]	$493.4	$697.0	$715.7	$783.0	$855.9
Consolidated Revenue*	$2,812.1	$3,075.7	$3,548.3	$4,118.3	$4,672.4
Net Working Capital as % of Revenue	18%	23%	20%	19%	18%

*Revenue for 2020 – 2023 is actual fiscal year revenue. Revenue for Q2 2024 is actual Q2 2024 revenue annualized.
[1]Net working capital is equal to accounts receivable, net, plus inventories, net, less accounts payable.

67

Non-GAAP Reconciliation ROTCE

($M)	2020[1]	2021[1]	2022[1]	2023[1]	LTM Q2 2024[1]
Average Stockholders' Equity	$554.5	$525.5	$241.9	$288.9	$372.5
Average Debt	310.3	373.4	535.2	532.2	504.8
Average Cash	(83.4)	(93.8)	(66.8)	(69.3)	(70.3)
Average capital employed	**781.4**	**805.1**	**710.3**	**751.8**	**807.0**
Net Income (loss)	37.1	(173.0)	(74.1)	125.9	175.8
Plus: Interest Expense, net	12.3	14.9	27.3	34.7	33.1
Less: Income taxes on interest expense, net[2]	(3.2)	(3.9)	(6.8)	(8.7)	(8.3)
Actual return on capital employed = actual net income (loss) before interest expense, net, after tax	**$46.2**	**$(162.0)**	**$(53.6)**	**$151.9**	**$200.6**
Actual return on total capital employed percentage[3]	5.9%	(20.1%)	(7.5%)	20.2%	24.9%

[1] Average stockholders' equity, debt and cash are calculated using the quarter ends and year ends of each respective year.
[2] Tax rate used is the Company's target U.S. marginal tax rate. Rates used were 26% for 2020 and 2021 and 25% for 2022, 2023 and LTM Q2 2024.
[3] Return on total capital employed is provided solely as a supplemental disclosure with respect to income generation because management believes it provides useful information with respect to earnings in a form that is comparable to the Company's cost of capital employed, which includes both equity and debt securities, net of cash.

68

_____ Note: Adjusted EBITDA in this investor presentation is provided solely as a supplemental disclosure with respect to operating results. Adjusted EBITDA does not represent net income (loss) or operating income (loss), as defined by U.S. GAAP, and should not be considered as a substitute for net income or net loss or operating profit or loss, or as an indicator of operating performance. The Company defines Consolidated Adjusted EBITDA as income (loss) before Goodwill and fixed asset impairment charges, income taxes and noncontrolling interest plus net interest expense and depreciation and amortization expense. The Company defines Adjusted EBITDA for the segments as operating profit (loss) before Goodwill, fixed asset and other intangible assets impairment charges plus other income (expense) and depreciation and amortization expense. Adjusted EBITDA is not a measurement under U.S. GAAP and is not necessarily comparable with similarly titled measures of other companies. ($M) Year Ended December 31 LTM Qtr. Qtr. Consolidated 2020 2021 2022 2023 2024 6/30/24 6/30/23 Reconciliation of Adjusted EBITDA Net income (loss) attributable to stockholders $37.1 $(173.0) $(74.1) $125.9 $175.8 $63.3 $38.3 Goodwill and other intangible assets impairment charges - 55.6 - - - - - Fixed Asset impairment charges - 10.0 - - - - - Noncontrolling interest income and dividends 1.4 (10.2) 2.5 2.2 2.0 0.6 0.5 Income tax provision 3.7 28.3 9.2 52.9 83.4 26.1 12.0 Interest expense 13.7 15.5 28.4 37.3 36.4 8.8 8.4 Interest income (1.4) (0.6) (1.1) (2.6) (3.3) (0.8) (0.6) Depreciation and amortization expense 42.9 46.2 43.4 45.1 46.7 12.4 11.3 Adjusted EBITDA $97.4 $(28.2) $8.3 $260.8 $341.0 $110.4 $69.9 ($M) Year Ended December 31 LTM Qtr. Lift Truck 2020 2021 2022 2023 2024 6/30/24 Reconciliation of Adjusted EBITDA Operating Profit (Loss) $85.6 $(86.9) $(10.4) $229.6 $311.7 $103.1 Goodwill and other intangible assets impairment charges - 55.6 - - - - Other income (expense) 3.3 7.3 3.7 7.5 8.0 2.3 Depreciation and amortization expense 30.1 32.3 31.0 32.7 34.1 9.1 Adjusted EBITDA $119.0 $8.3 $24.3 $269.8 $353.8 $114.5 Non-GAAP Reconciliation Adjusted EBITDA 69 Non-GAAP Reconciliation Adjusted EBITDA continued ($M) Year Ended December 31 LTM Qtr. Bolzoni 2020 2021 2022 2023 2024 3/31/24 Reconciliation of Adjusted EBITDA Operating Profit (Loss) $1.0 $(1.8) $6.2 $15.3 $12.8 $4.0 Other income (expense) - 0.5 0.3 (0.5) (0.4) 0.1 Depreciation and amortization expense 11.7 12.7 11.7 11.7 11.8 3.1 Adjusted EBITDA $12.7 $11.4 $18.2 $26.5 $24.2 $7.2 ($M Year Ended December 31 LTM Qtr. Nuvera 2020 2021 2022 2023 2024 3/31/24 Reconciliation of Adjusted EBITDA Operating Profit (Loss) $(36.1) $(62.3) $(34.3) $(36.4) $(38.3) $(11.5) Fixed asset impairment charges - 10.0 - - - - Other income (expense) 1.3 4.5 - - - - Depreciation and amortization expense 1.1 1.2 0.7 0.7 0.8 0.2 Adjusted EBITDA $(33.7) $(46.6) $(33.6) $(35.7) $(37.5) $(11.3) ______ Note: Adjusted EBITDA in this investor presentation is provided solely as a supplemental disclosure with respect to operating results. Adjusted EBITDA does not represent net income (loss) or operating income (loss), as defined by U.S. GAAP, and should not be considered as a substitute for net income or net loss or operating profit or loss, or as an indicator of operating performance. The Company defines Consolidated Adjusted EBITDA as income (loss) before Goodwill and fixed asset impairment charges, income taxes and noncontrolling interest plus net interest expense and depreciation and amortization expense. The Company defines Adjusted EBITDA for the segments as operating profit (loss) before Goodwill, fixed asset and other intangible assets impairment charges plus other income (expense) and depreciation and amortization expense. Adjusted EBITDA is not a measurement under U.S. GAAP and is not necessarily comparable with similarly titled measures of other companies. 70 Supplemental Information Disciplined Capital and R&D Expenditures 72 0 20 40 60 80 2020 2021 2022 2023 Est. 2024 Lift Truck IT Systems Nuvera Bolzoni C A P I TA L E X P E N D I T U R E S R & D E X P E N D I T U R E S 0% 2% 4% 0 40 80 120 160 2019 2020 2021 2022 2023 Est. 2024 Bolzoni Nuvera Lift Truck ($M) ($M) • 2024 estimated capital expenditures of $60M vs. 2023 restrained level of $35M; down from Q1 ’24 projection of $84M • 2024 includes return to investing for business growth and network efficiency • ~38% of HY revenues come from new products released in the past 5 years ➢ 100 basis points increase vs. Q1 ’24 from higher sales of Class 5 modular trucks R&D % of Revenues

HY Lift Truck Revenue by Geography & Class – Quarter & LTM 6/30/24

HY Q2 '24 Lift Truck Unit Revenue by Geography


4%
Asia-Pacific / Japan
1%
China
EMEA
18%
Americas
77%

Source: Company: **Q2 2024** Unit Revenue by Geography
Note: Direct Unit Revenue by SN JV is not included

HY Q2 '24 Lift Truck Unit Revenue by Class


Class 5*
46%
Class 1*
24%
Class 2*
9%
5%
Class 3*
Class 4*
16%

Source: Company: **Q2 2024** Unit Revenues

HY LTM '24 Lift Truck Unit Revenue by Geography


4%
Asia-Pacific / Japan
2%
China
EMEA
21%
Americas
73%

Source: Company: **LTM 6/30/24** Unit Revenue by Geography
Note: Direct Unit Revenue by SN JV is not included

HY LTM '24 Lift Truck Unit Revenue by Class


Class 5*
48%
Class 1*
25%
Class 2*
10%
6%
Class 3*
Class 4*
11%

Source: Company: **LTM 6/30/24** Unit Revenues

*Note: Class 1, 2, 3 - Electric
Class 4, 5 – ICE (Internal Combustion Engine)

73

HY Dealer Data

Dealers	Hyster®		Yale®		Dual Brand		Maximal*		Total	
	Owners	Locations	Owners	Locations	Owners	Locations	Owners	Locations	Owners	Locations
June 30, 2024										
Americas	10	83	13	67	29	261	16	16	68	427
EMEA	61	143	46	84	15	19	18	22	140	268
JAPIC	72	107	9	23	4	20	69	69	154	219
Total	***143***	***333***	***68***	***174***	***48***	***300***	***103***	***107***	***362***	***914***

*Maximal totals include all brands sold by dealers

74